Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of MJ Harvest, Inc. (the “Company”) on Form 10-K for the fiscal year ended May 31, 2021 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Brad E. Herr, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2021	/s/ Brad E. Herr
Brad E. Herr
Chief Financial Officer